Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,002,645.00
Previously Paid Amount	0.00
Total Fee Amount	552.77
Total Offset Amount	0.00
Net Fee	$ 552.77